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Supplement to the Prospectus and Statement of Additional Information, dated March 1, 2025

Harbor PanAgora Dynamic Large Cap Core ETF
December 1, 2025
On or about January 2, 2026 (the “Effective Date”), the Principal U.S. Listing Exchange (the “Listing Exchange”) of Harbor PanAgora Dynamic Large Cap Core ETF (the “Fund”) will change from NYSE Arca, Inc. to the New York Stock Exchange (the “NYSE”). Accordingly, the name of the Listing Exchange is hereby updated in the Fund’s prospectus and Statement of Additional Information to the NYSE as of the Effective Date. There are no other changes to the Fund other than those described in this supplement.
Investors Should Retain This Supplement For Future Reference
S1225.P.ETF